UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2011

HARLAND CLARKE HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-143717	84-1696500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10931 Laureate Drive, San Antonio, Texas 78249
(Address of Principal Executive Offices) (Zip Code)

(210) 694-8888
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 13, 2011, Harland Clarke Holdings Corp. (the “Company”) will be providing the information furnished as Exhibit 99.1 to this Report to certain lenders in connection with the previously disclosed meeting to discuss a possible amendment and extension of its existing senior secured term loan facility.  The information furnished as Exhibit 99.1 to this Report on Form 8-K is incorporated by reference in this Item 2.02.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.

By:	/s/ Martin Wexler
Name: Martin Wexler
Title: Vice President and Treasurer

Date: May 13, 2011

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.